Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2023 Exhibit 99.2

Cautionary statement Information Current as of October 27, 2023 Except as expressly noted, the information in this presentation is current as of October 27, 2023 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "based on," "believes," "conditioned upon," "considers," “could,” "estimates," "expects," “expected,” "forecast," "goals," "intends," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets,“ “will likely result”, “will continue,” or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, inability to complete negotiations on contracts for capital projects, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE's jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, including volatility of equity markets, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company's strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE's risk management policies and procedures; PGE's ability to effectively implement Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk; cyber security attacks, data security breaches, physical attacks and security breaches, or other malicious acts, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; widespread health emergencies or outbreaks of infectious diseases such as COVID-19, which may affect our financial position, results of operations and cash flows; failure to achieve the Company's greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; political and economic conditions; and risks and uncertainties related to All-Source RFP projects, including regulatory processes, transmission capabilities, system interconnections, permitting and construction delays, legislative uncertainty, inflationary impacts, supply costs and supply chain constraints. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial and operational results • Quarterly highlights Financial Update Joe Trpik, Senior VP of Finance and CFO • Economy and load trends • Third quarter 2023 earnings • General rate case update • Capital investments and resource planning update • Liquidity and financing

$0.80 $0.39 $0.46 Q1 Q2 Q3 Q4 Quarterly Diluted EPS $0.44(2) $0.90 - $0.95(4) $0.67 $0.72 $0.65 $0.56 Q1 Q2 Q3 Q4 Quarterly Diluted EPS $0.81(2) Q3 2023 Q3 2022 2023 YTD 2022 YTD GAAP net income (in millions) $47 $58 $160 $182 GAAP diluted earnings per share (EPS) $0.46 $0.65 $1.65 $2.04 Exclusion of 2020 Boardman revenue requirement refund charge (2) - - $0.07 - Exclusion of 2020 Wildfire and COVID deferral reversal (2) - - - $0.19 Tax effect (3) - - ($0.02) ($0.05) Non-GAAP adjusted diluted earnings per share $0.46 $0.65 $1.70 $2.18 (1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected (2) PGE believes that excluding the effects of the previously disclosed Boardman revenue requirement refund deferral charge and the 2020 Wildfire and COVID deferral reversal provide a meaningful representation of the Company’s comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures) (3) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate (4) Q4 2023 estimate based on 2023 non-GAAP adjusted earnings guidance of $2.60 to $2.65 Third quarter 2023 financial results 4 Updating • 2023 adjusted earnings guidance from $2.60 to $2.75 to $2.60 to $2.65 per diluted share • 2023 load growth guidance from 2.5% to 3% to 2%, weather adjusted Reaffirming • Long-term load growth of 2%, through 2027 • Long-term EPS growth of 5% to 7% off 2022 non-GAAP adjusted base year • 5% to 7% long-term dividend growth (1) Q3 2022 GAAP Diluted EPS $2.60 2022 Non-GAAP Diluted EPS $2.74 2023 Adjusted Earnings Guidance $2.60 - $2.65

Third quarter highlights 5 High Tech Investment in Oregon Expected job creation from state-wide semiconductor investment from recent legislative incentives Expected state-wide semiconductor investment resulting from recent legislative incentives$40B+ 6,300 Oregon CHIPS Fund (SB 4) grants and loans$240M U.S. Department of Energy Awards Pacific Northwest Hydrogen Association’s Hub selected for award negotiations, including proposed utilization of the former Boardman Coal Plant site to locate a potential new facility to produce green hydrogen Grant to PGE led consortium for the Smart Grid Chip project$50M PNWH2 Grant to the Confederated Tribes of Warm Springs (CTWS), in partnership with PGE, to upgrade the Bethel-Round Butte Transmission Line $250M New System Peak Load Megawatts of demand reduction from customer actions during mid-August heat event96 Megawatts of demand recorded during new peak load event in August4,498 Regulatory Updates Received OPUC approval to amortize $27 million in wildfire mitigation deferrals and collection of forecasted wildfire mitigation costs under the wildfire mitigation automatic adjustment clause (AAC) AAC Reached global settlement with parties for remaining issues in the 2024 General Rate CaseGRC

Q3 2023 earnings bridge 6 Q3 2022 GAAP EPS Note: Dollar values are earnings per diluted share Interest expense OtherPrior year net variable power costs Dilutive impact of equity draws Depreciation and amortization expense Q3 2023 GAAP EPS Operating expense Current year net variable power costs Load and customer composition

2024 General Rate Case Rate Case Key Terms- Through 6th Stipulation Rate Base $6.2 billion Rate Base Increase $742 million, 14% ROE 9.5% Capital Structure 50/50 Cost of Debt 4.485% Cost of Capital 6.993% Revenue Requirement Increase $391 million, including $183 million for power costs Other Key Terms • Recovery of certain costs during Reliability Contingency Events (as defined in the settlement) at an 80/20 sharing ratio • Inclusions of incremental Net Variable Power Costs (NVPC) for the procurement of additional capacity • Establishment of a balancing account for the recovery of routine vegetation management expenses • Tariff filing for residential and small non-residential customers weather-normalized decoupling • Withdrawal of the proposal for associated storage from the Renewable Adjustment Clause • Updates to PGE’s Income Qualified Bill Discount program 7• Regulatory review of the 2024 GRC will continue, with a final OPUC order expected to be issued by the end of 2023 • Management cannot predict the outcome of the rate case and all items are subject to OPUC approval

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments Capital expenditures forecast(1) $165 $150 $150 $150 $150 $600 $560 $570 $570 $570 $180 $100 $80 $80 $80 $415 $40 $110 $75 $130 $155 2023 2024 2025 2026 2027 Generation T&D General, Technology, Strategic Clearwater Wind Constable (fka Evergreen) Battery Seaside Battery $800$800 $1,475 $1,050 $955 8

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $750 Letters of Credit $128 Total Liquidity: $925 million as of September 30, 2023 (dollars in millions) Cash $47 Liquidity and financing Actual and expected 2023 debt financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt $100(1) - $300 $200 Short-term debt $140 9 Equity financings (dollars in millions) Total facility Settled to-date 2022 Equity Forward Sale Agreement(2) $484 $484 At-The-Market Offering Program(3) $300 - (1) Bond purchase agreement was entered on November 30, 2022, and Bonds were issued and funded in full on January 13, 2023 (2) In 2022, PGE entered into an equity forward sale agreement (EFSA) in connection with a public offering of 11,615,000 shares (including 1,515,000 shares in connection with the underwriters’ exercise of their option to purchase additional shares) of its common stock. In March 2023, the Company issued 7,178,016 shares pursuant to the EFSA and received net proceeds of $300 million. In June 2023, the Company issued 2,212,610 shares pursuant to the EFSA and received net proceeds of $92 million. In July, the Company issued 2,224,374 shares pursuant to the EFSA and received net proceeds of $92 million. Amounts presented are net of underwriting discount of $1.23625 per share (3) PGE entered into an at-the-market offering program in the second quarter of 2023. As of September 30, 2023, pursuant to the terms of the equity distribution agreement, PGE entered into separate forward sale agreements with forward counterparties and under such agreements, the Company could have physically settled by delivering 1,237,033 shares to the counterparties in exchange for cash of $58 million. Any proceeds from the issuances of common stock will be used for general corporate purposes and investments in renewables and non-emitting dispatchable capacity.

Q4 2023 adjusted earnings outlook 10 Q4 2022 GAAP EPS Note: Dollar values are earnings per diluted share (1) See appendix for important information about non-GAAP measures Q4E 2023 Non-GAAP EPS(1) Prior year net variable power costs Current year net variable power costs Revenue, O&M, D&A, interest expense, other $0.27 - $0.32 $0.90 - $0.95 Dilution

Appendix

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • 2022: Non-cash Wildfire and COVID deferral reversal charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order earnings test • 2023: Boardman revenue requirement settlement charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, management is unable to estimate specific items requiring adjustment, which could potentially impact the Company’s GAAP earnings (such as potential adjustments described above) for future periods and therefore cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. PGE’s reconciliation of non-GAAP earnings for the three months ended June 30, 2023, the nine months ended September 30, 2023, the three months ended March 31, 2022, the nine months ended September 31, 2022, and the year ended December 31, 2022, are on the following slide. 12 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2022 $60 $0.67 Exclusion of 2020 Wildfire and COVID deferral reversal 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the three months ended March 31, 2022 $72 $0.81 Non-GAAP Earnings Reconciliation for the year ended December 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2022 $233 $2.60 Exclusion of released deferrals related to 2020 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the year ended December 31, 2022 $245 $2.74 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 13 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2023 $39 $0.39 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the three months ended June 30, 2023 $44 $0.44 Non-GAAP Earnings Reconciliation for the nine months ended September 30, 2023 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the nine months ended September 30, 2023 $160 $1.65 Exclusion of Boardman revenue requirement settlement charge 7 0.07 Tax effect (1) (2) (0.02) Non-GAAP as reported for the nine months ended September 30, 2023 $165 $1.70 Non-GAAP Earnings Reconciliation for the nine months ended September 30, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the nine months ended September 30, 2022 $182 $2.04 Exclusion of released deferrals related to 2020 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the nine months ended September 30, 2022 $194 $2.18